The Sycuan US Value Fund is designed for investors who seek capital appreciation in a portfolio of U.S. companies.  The United States offers the greatest number of investment opportunities of any single country.  Its markets are large and highly liquid.  Many investors prefer or require a portfolio consisting exclusively of companies domiciled in the United States.  These investors often are looking for a disciplined and time-tested approach to take advantage of opportunities in the U.S. equity market.

Sycuan Capital Management, Inc., is a Native American owned investment adviser and the adviser to the Sycuan US Value Fund.  Sycuan Capital Management, Inc. has selected Brandes Investment Partners, L.L.C. ("Brandes") to act as sub-adviser and make the day-to-day investment decisions for the Fund.  Brandes Investment Partners uses a philosophy known as value investing to uncover U.S. companies whose shares are trading at a discount to their intrinsic value.  These issues are typically sold when a company's intrinsic value becomes fully reflected in its stock price.  The Brandes value approach to equity selection is a strategy that requires an investor to have a three-to-five year outlook.

THE GRAHAM AND DODD APPROACH TO INVESTING:

Benjamin Graham is widely regarded as the founder of the value approach to investing and a pioneer in modern security analysis.  In his 1934 book, "Security Analysis," co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term - or intrinsic - value of a company based on measurable data.

Brandes follows the "Graham and Dodd" approach, looking at each stock as though it is a business that is for sale.  Brandes buys stocks at what it believes are favorable prices. Brandes looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

The Sycuan US Value Fund Features:

• Application of Graham & Dodd philosophy

• Value Investment Strategy

• Companies with comparatively low price/earnings, price/cash flow, and/or price/book ratios.

• Diversification across a wide range of industries.

• Low correlation to benchmark portfolios and other active managers.

Top 15 Holdings (as of June 30, 2004)

Description                                            Percent

SAFEWAY INC.                                         4.00%

BELLSOUTH CORP.                                   3.99%

ALBERTSONS INC.                                    3.88%

SBC COMMUNICATIONS                            3.83%

SCHERING-PLOUGH CORP.                       3.55%

MERCK & CO. INC.                                    3.47%

BRISTOL MYERS SQUIBB CO.                   3.35%

TENET HEALTHCARE                                 3.32%

VERIZON COMM                                        3.20%

EL PASO CORP                                         3.19%

UNUMPROVIDENT CORP                           3.14%

SPRINT CORPORATION (FON GROUP)       2.90%

KROGER CO.                                             2.89%

FORD MOTOR CO.                                      2.49%

ELECTRONIC DATA SYSTEMS CORP         2.44%

% OF PORTFOLIO                                    49.64%

Performance Information

Total returns from October 10, 2003 to June 30, 2004

(Fund inception October 10, 2003)

Total Return(A)

Sycuan US Value Fund

      16.64%

Russell 1000 Value Index(B)

      13.71%

Standard & Poor’s 500 Index(C)

      11.38%

 (A)Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  (B)The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates.  It includes the reinvestment of dividends  and income, but does not reflect fees, brokerage commissions, or other expenses of investing.  (C)The Standard & Poor’s 500 Index is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Performance data quoted represents past performance.  Past performance does not guarantee future results.   The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.   You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing.  The prospectus contains this and other information about the fund.  You may obtain a prospectus by call 1-877-59-FUNDS.  The prospectus should be read carefully before investing.